Prospectus Supplement	January 14, 2013

Putnam Dynamic Risk Allocation Fund Prospectus dated September 30, 2012

Appendix A — Supplemental Performance Information of Similar Accounts is deleted in its entirety and replaced with the following:

Appendix A — Supplemental Performance Information of Similar Accounts PUTNAM DYNAMIC RISK ALLOCATION FUND IS NEWLY ORGANIZED AND HAS A LIMITED PERFORMANCE HISTORY. THE PERFORMANCE INFORMATION PRESENTED BELOW IS FOR ACCOUNTS SUBSTANTIALLY SIMILAR TO THE FUND. IT IS NOT THAT OF THE FUND AND SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR THE FUND’S OWN PERFORMANCE. PAST RETURNS ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

Affiliates of Putnam Management, the fund’s investment adviser, act as investment advisers to other accounts (Other Accounts) that have investment objectives, policies and strategies that are substantially similar to those of the fund. This supplemental performance information is provided to illustrate the past performance of Putnam Management’s affiliates in managing substantially similar accounts; it does not represent the performance of the fund. Portfolio manager Jeffrey Knight is an officer of both Putnam Management and its affiliates that manage the Other Accounts and he was the portfolio manager of the Other Accounts during the entire period for which performance is shown. The fund’s other portfolio managers also are officers of both Putnam Management and its affiliates that manage the Other Accounts, and each played a role in the management of the Other Accounts during the entire period for which performance is shown.

We have stated below the average annual total return information for the Other Accounts, which represents all substantially similar accounts managed by affiliates of Putnam Management. The Other Accounts are not registered under the Investment Company Act of 1940 (1940 Act) and, therefore, are not subject to certain investment restrictions, diversification requirements, and other regulatory requirements imposed by the 1940 Act and the Internal Revenue Code. If the Other Accounts had been registered under the 1940 Act, their returns might have been lower. As of December 31, 2012, there were three other accounts with approximately $2.64 billion in assets under management. An Other Account’s returns are typically included in the composite following one full calendar month of operation. We have included information about the average annual total return for the 50% MSCI World Index (ND), 40% Barclays Capital Global Aggregate Bond Index and 10% S&P Goldman Sachs Commodities Index, which will be used as a benchmark for assessing the performance of the fund. The index results assume the reinvestment of dividends or interest paid on the securities constituting the index. Unlike the Other Accounts (and the fund), the index does not incur fees or expenses.

The average annual total return of the Other Accounts (identified as “Other Accounts Composite” in the table below) is a composite that represents an average of the total return information of all of these accounts. The Other Accounts’ returns have been adjusted to reflect the level of expenses that is expected to be borne by shareholders of class A shares of the fund. Returns are calculated in U.S. dollars and are inclusive of currency fluctuations. The results of the Other Accounts Composite for all periods shown include the reinvestment of dividends and other earnings and are net of foreign withholding taxes. Returns reflect time-weighted rate of return calculations. Composite returns are calculated monthly by asset weighting account returns using beginning of month market values and are geometrically linked to determine quarterly and annual returns.

Average Annual Total Returns (for periods ending 12/31/12)

	Past 1 year	Past 3 years	Past 5	Since Inception
			years	6/30/06

Other Accounts Composite	13.14%	10.85%	7.27%	8.75%

50% MSCI World Index	9.72%	6.12%	1.29%	3.65%
(ND), 40% Barclays
Capital Global Aggregate
Bond Index and 10% S&P
Goldman Sachs
Commodities Index
(benchmark)

278913 - 1/13